                             OCC ACCUMULATION TRUST

                               MANAGED PORTFOLIO
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                                              MANAGED BY

                                                  [LOGO]

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                                   MANAGED BY

                                     [LOGO]

                            2000 SEMI-ANNUAL REPORT

The Managed Portfolio (the "Portfolio") declined 3.0% during the first half of 2000 in a generally declining stock market. This return exceeded the performance of most value investing indices, including the 4.1% decrease in the S&P 500/BARRA Value Index and the 4.2% decline in the Russell 1000 Value Index. However, we trailed our benchmark, the Standard & Poor's 500 Index (the "S&P 500"), which declined 0.4% for the six month period. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization.

The Portfolio's technology holdings were the largest detractor from performance during the six months. Although we have significant investments in this sector, the tech stocks we own--such as Computer Associates and Sabre Group--trailed by wide margins the returns of the highly valued, more speculative tech stocks that led the market, particularly in the first quarter. The Portfolio's holdings of consumer non-durables and financial stocks were the primary contributors to performance during the six months.

During the second quarter, in a continued volatile market environment, the Portfolio did well relative to its benchmark, declining 2.0% versus a decrease of 2.7% for the S&P 500 and larger declines for many value indices such as the Russell 1000 Value Index, which was off by 4.7%. In this case, our careful approach to investing in technology stocks paid off. In fact, tech stocks were the biggest contributor to our results in the second quarter. Just as we did not participate in the sharp rise of the highly valued, more speculative technology stocks in the first quarter, we avoided the pitfalls of owning these stocks when many of them plunged during the second quarter.

The Portfolio invests in stocks, bonds and cash equivalents. We seek to generate excellent long-term performance by owning stocks with more upside potential than downside risk and by preserving capital in periods of market turmoil.

We positioned the Portfolio defensively early in the year due to concerns regarding the high valuations of many stocks. This decision helped protect capital when the market fell in the second quarter. At the end of June, 67.7% of net assets were allocated to common stocks, 16.2% to fixed income securities and 19.1% to short-term investments. Fixed income securities and short-term investments provide a buffer against stock market volatility, generate income, and represent a resource to buy quality stocks as they become available at attractive prices.

The Portfolio decreased 5.0% during the twelve months ended June 30, 2000, compared to an increase of 7.3% for the S&P 500. Our performance in the twelve month period was dampened by our limited holdings of highly valued technology stocks, which led the market's advance. For the three years ended June 30, 2000, the Portfolio provided an average annual total return of 5.4%, compared with 19.7% for the S&P 500. For the five years ended June 30, 2000, the Portfolio's average annual total return of 12.9% compared with 23.8% for the S&P 500. For the 10 years ended June 30, 2000, the Portfolio delivered an average annual total return of 15.9%*, versus 17.8% for the S&P 500. The Portfolio's average annual total return from its inception on August 1, 1988 through June 30, 2000 was 16.6%*, compared with 18.1% for the S&P 500. We believe these longer-term results are favorable in light of our risk-averse investment style and the fact that the Portfolio invests in bonds and short-term securities, not just in stocks. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old

    Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

Our investment philosophy is based on the premise that companies create wealth by generating cash flow at high rates. That wealth is delivered to shareholders by managements who use this cash wisely, such as for share repurchase or astute acquisitions. Our criteria in buying the stocks of these companies include:

    - Good businesses with growing free cash flow

    - Management motivated to create wealth for shareholders

    - Securities that can be purchased inexpensively

The objective of our approach is to acquire stocks for substantially less than they are worth. While our investment style sometimes requires patience, we believe the intrinsic value of a company--which is based on cash flow, earnings, strength of balance sheet, competitive strengths and other factors--almost always ends up being reflected over time in its share price.

New positions established in the second quarter included Alcoa (manufacturing), Bristol-Myers Squibb (drugs & medical products), Eli Lilly (drugs & medical products) and Motorola (telecommunications). Each reflects our philosophy of owning businesses that are well managed, have strong competitive positions, enjoy favorable earnings prospects and use their cash flow to create shareholder value. We also purchased oil and gas companies Chevron, Tosco and USX-Marathon Group. Energy stocks are currently valued by the market to reflect a drop in the price of oil that we believe is overestimated, and we find attractive investment opportunities in well-managed companies in this sector.

Sales in the quarter just ended included Compaq (technology), IBM (technology), Diageo (food services) and Champion International (paper products).

The Portfolio's five largest equity positions at June 30, 2000 were McDonald's, a premier fast-food company with growing global markets, representing 5.2% of the Portfolio's net assets; Freddie Mac, which originates and securitizes home mortgages, 4.6% of net assets; Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, 4.1% of net assets; duPont (E.I.) de Nemours, a diversified technology and industrial company, 3.9% of net assets; and Boeing, a global leader in aircraft and aerospace, 3.9% of net assets.

Major common stock industry positions were: financial services, representing 9.9% of the Portfolio's net assets at June 30, 2000; banking, 7.8% of net assets; drugs & medical products, 7.3% of net assets; food services, 5.2% of net assets; and telecommunications, 4.5% of net assets.

Looking ahead, the volatility that has characterized the stock market in recent months does not appear likely to abate in the near future. At times like these, investing in quality companies that enjoy strong, sustainable track records in growing the value of their businesses remains a proven strategy. Moreover, because we invest from the bottom up based on individual company fundamentals, instead of following market trends, our investment approach tends to withstand market turbulence. We remain confident that our research-driven approach will continue to add value against our benchmarks and the broader market.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK -- 67.7%
                        AEROSPACE/DEFENSE -- 3.9%
        620,100         Boeing Co. .................................................  $25,927,931
                                                                                      -----------

                        AIRLINES -- 0.3%
         80,000         AMR Corp.*..................................................    2,115,000
                                                                                      -----------

                        BANKING -- 7.8%
        209,000         FleetBoston Financial Corp..................................    7,106,000
         40,000         M&T Bank Corp. .............................................   18,000,000
        700,000         Wells Fargo & Co............................................   27,125,000
                                                                                      -----------
                                                                                       52,231,000
                                                                                      -----------

                        CHEMICALS -- 3.9%
        598,000         du Pont (E.I.) de Nemours & Co..............................   26,162,500
                                                                                      -----------

                        COMPUTERS -- 0.2%
         28,600         Dell Computer Corp.*........................................    1,410,337
                                                                                      -----------

                        COMPUTER SERVICES -- 1.6%
        237,100         Compuware Corp.*............................................    2,459,912
         70,000         Electronic Data System Corp.................................    2,887,500
        202,812         Sabre Holdings Corp.........................................    5,780,142
                                                                                      -----------
                                                                                       11,127,554
                                                                                      -----------

                        CONGLOMERATES -- 3.9%
        145,000         Minnesota Mining & Manufacturing Co.........................   11,962,500
        255,000         Textron, Inc. ..............................................   13,849,687
                                                                                      -----------
                                                                                       25,812,187
                                                                                      -----------

                        DRUGS & MEDICAL PRODUCTS -- 7.3%
        381,000         American Home Products Corp.................................   22,383,750
         82,000         Bristol-Myers Squibb Co.....................................    4,776,500
         18,000         Lilly (Eli) & Co. ..........................................    1,797,750
        385,000         Pharmacia Corp. ............................................   19,899,687
                                                                                      -----------
                                                                                       48,857,687
                                                                                      -----------

                        ELECTRONICS -- 1.0%
         90,000         Emerson Electric Co.........................................    5,433,750
         24,600         Solectron Corp.*............................................    1,030,125
                                                                                      -----------
                                                                                        6,463,875
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK (CONTINUED)
                        ENERGY -- 1.4%
         73,200         Anadarko Petroleum Corp.....................................  $ 3,609,675
        175,000         Unocal Corp.................................................    5,796,875
                                                                                      -----------
                                                                                        9,406,550
                                                                                      -----------

                        FINANCIAL SERVICES -- 9.9%
        260,000         Citigroup, Inc..............................................   15,665,000
        755,000         Freddie Mac.................................................   30,577,500
        415,000         Household International, Inc................................   17,248,438
        111,500         John Hancock Financial Services*............................    2,641,156
                                                                                      -----------
                                                                                       66,132,094
                                                                                      -----------

                        FOOD SERVICES -- 5.2%
      1,050,600         McDonald's Corp.............................................   34,604,138
                                                                                      -----------

                        INSURANCE -- 1.3%
        157,960         XL Capital Ltd..............................................    8,549,585
                                                                                      -----------

                        LEISURE -- 0.2%
         52,100         Carnival Corp...............................................    1,015,950
                                                                                      -----------

                        MANUFACTURING -- 3.9%
        190,000         Alcoa Inc.*.................................................    5,510,000
        680,000         ITT Industries, Inc.*.......................................   20,655,000
                                                                                      -----------
                                                                                       26,165,000
                                                                                      -----------

                        MEDIA/BROADCASTING -- 0.2%
         30,000         News Corp. Ltd. ADR **......................................    1,425,000
                                                                                      -----------

                        OIL/GAS -- 3.3%
        219,000         Chevron Corp................................................   18,573,938
         76,500         Tosco Corp. ................................................    2,165,906
         40,000         USX-Marathon Group..........................................    1,002,500
                                                                                      -----------
                                                                                       21,742,344
                                                                                      -----------

                        REAL ESTATE -- 0.0%
          1,399         Security Capital Group, Inc., (Class A) *...................          483
                                                                                      -----------

                        RETAIL -- 3.3%
         21,500         CVS Corp....................................................      860,000
        950,000         Kroger Co.*.................................................   20,959,375
                                                                                      -----------
                                                                                       21,819,375
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

       SHARES                                                                            VALUE
       ------                                                                         ------------
                        COMMON STOCK (CONCLUDED)
                        TECHNOLOGY -- 4.0%
        483,000         Computer Associates International, Inc......................  $ 24,723,562
         17,300         Intel Corp..................................................     2,312,794
                                                                                      ------------
                                                                                        27,036,356
                                                                                      ------------

                        TELECOMMUNICATIONS -- 4.5%
          9,000         AT&T Corp...................................................     2,846,250
        355,000         Bell Atlantic Corp.*+.......................................    18,038,438
         31,000         Motorola, Inc...............................................       900,938
        108,400         Sprint Corp. (FON Group)....................................     5,528,400
         60,000         WorldCom, Inc.*.............................................     2,752,500
                                                                                      ------------
                                                                                        30,066,526
                                                                                      ------------

                        WASTE DISPOSAL -- 0.6%
        215,900         Waste Management, Inc.......................................     4,102,100
                                                                                      ------------
                        Total Common Stock (cost-$438,240,553)......................   452,173,572
                                                                                      ------------

      PRINCIPAL
       AMOUNT
        (000)
---------------------
                        CORPORATE BONDS & NOTES -- 4.0%
                        BANKING -- 0.5%
        $3,000          Nacional Financiera SNC, 8.575%, 5/8/03.....................    3,009,231
                                                                                      -----------

                        CONGLOMERATES -- 0.4%
         3,000          LG&E Capital Corp., 5.75%, 11/1/01++........................    2,942,790
                                                                                      -----------

                        ELECTRONICS -- 0.7%
         3,000          Arrow Electronics, Inc., 7.57%, 11/24/00....................    2,999,694
         2,000          Sierra Pacific Resources, Inc., 6.892%, 4/20/03++...........    1,996,830
                                                                                      -----------
                                                                                        4,996,524
                                                                                      -----------
                        FINANCING -- 1.0%
         2,000          Finova Capital Corp., 7.03%, 6/18/03........................    1,682,520
         2,000          General Motors Acceptance Corp., 7.15%, 12/17/01............    2,021,700
         2,000          Heller Financial Inc., 7.03%, 6/25/01.......................    2,010,920
           695          Residential Funding Mortgages Corp., 7.00%, 10/25/27........      691,061
                                                                                      -----------
                                                                                        6,406,201
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

  PRINCIPAL
    AMOUNT
    (000)                                                                             VALUE
---------------------                                                                 -----------
                        CORPORATE BONDS & NOTES (CONCLUDED)
                        FINANCIAL SERVICES -- 1.2%
        $2,000          Chrysler Financial Corp., 6.82%, 2/10/13....................  $ 2,020,220
         1,000          HSBC Cap Funding Corp., 9.55%, 12/31/49.....................    1,040,000
         3,000          Salomon Smith Barney Holdings, Inc., 6.63%, 4/28/03.........    2,995,254
         2,000          Textron Financial Corp., 6.58%, 9/17/02.....................    1,999,566
                                                                                      -----------
                                                                                        8,055,040
                                                                                      -----------
                        TELECOMMUNICATIONS -- 0.2%
         1,500          WorldCom Inc., 7.05%, 11/20/01..............................    1,505,925
                                                                                      -----------
                        Total Corporates Bonds & Notes (cost-$27,139,731)...........   26,915,711
                                                                                      -----------

                        U.S. GOVERNMENT AGENCY SECURITIES -- 12.2%
         4,300          Federal National Mortgage Association, 6.00%, 8/16/30.......    4,020,715
         1,285          Freddie Mac, 5.10%-6.00%, 8/16/30...........................    1,236,085
                        Government National Mortgage Association, 6.13%-9.75%,
        79,282          7/24/30-8/15/23.............................................   76,040,952
                                                                                      -----------
                        Total U.S. Government Agency Securities
                        (cost-$81,144,471)..........................................   81,297,752
                                                                                      -----------

                        SHORT-TERM INVESTMENTS -- 19.1%
                        COMMERCIAL PAPER -- 10.9%
                        AUTOMOTIVE -- 3.6%
        12,000          Ford Motor Credit Corp., 6.51%, 8/3/00......................   11,928,390
        12,000          General Motors Acceptance Corp., 6.53%, 7/10/00.............   11,980,410
                                                                                      -----------
                                                                                       23,908,800
                                                                                      -----------

                        FINANCIAL SERVICES -- 5.0%
        12,000          American Express Credit Corp., 6.52%, 7/19/00...............   11,960,880
        10,000          General Electric Capital Corp., 6.54%, 7/25/00..............    9,956,400
        10,000          Prudential Funding Corp., 6.50%, 7/20/00....................    9,965,694
         1,700          Washington Mutual, Inc., 6.85%, 8/30/00.....................    1,680,592
                                                                                      -----------
                                                                                       33,563,566
                                                                                      -----------

                        INDUSTRIAL -- 0.1%
           300          Tyco International Group, 6.86%, 7/26/00....................      298,571
                                                                                      -----------

                        TECHNOLOGY -- 2.2%
        15,000          International Business Machines Corp., 6.52%, 7/24/00.......   14,937,517
                                                                                      -----------

                        TELECOMMUNICATIONS -- 0.0%
           100          AT&T Corp., 6.56%, 9/19/00..................................       98,542
                                                                                      -----------
                        Total Commercial Paper (amortized cost-$72,806,996).........   72,806,996
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONCLUDED)

      PRINCIPAL
       AMOUNT
        (000)                                                                            VALUE
      ---------                                                                       ------------
                        U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 8.1%
        $28,517         Federal Home Loan Bank, 6.36%-6.57%, 7/3/00-7/10/00.........  $ 28,484,541
                        Federal National Mortgage Association, 6.36%-6.40%,
         25,632         7/12/00-7/17/00.............................................    25,575,311
                                                                                      ------------
                        Total U.S. Government Agency Discount Notes (amortized
                        cost-$54,059,852)...........................................    54,059,852
                                                                                      ------------

                        REPURCHASE AGREEMENT -- 0.1%
                        Repurchase Agreement with State Street Bank & Trust Co.,
                        dated 6/30/00, 5.85% due 7/3/00, proceeds: $297,145;
                        collateralized by Federal National Mortgage Association,
            297         valued at $303,856; (amortized cost-$297,000).......................            297,000
                                                                                                   ------------
                        Total Short-Term Investments (amortized cost-$127,163,848)..........        127,163,848
                                                                                                   ------------

                        Total Investments (cost-$673,688,603).....................   103.0%         687,550,883
                        Liabilities in excess of other assets.....................    (3.0)         (19,928,732)
                                                                                     -----         ------------
                        Net Assets................................................   100.0%        $667,622,151
                                                                                     =====         ============

------------------------------

*  Non-income producing security.

** Preferred stock

+ Effective July 3, 2000, the name of this company changed to Verizon Communications.
++ Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration typically to qualified institutional investors. At June 30, 2000, these securities aggregated $4,939,620 or 0.74% of net assets.

ADR - American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$673,688,603)...................  $687,550,883
Cash........................................................        48,462
Receivable for investments sold.............................    29,168,930
Dividends and interest receivable...........................     1,032,702
Receivable for shares of beneficial interest sold...........        75,221
Prepaid expenses............................................         6,770
                                                              ------------
  Total Assets..............................................   717,882,968
                                                              ------------
LIABILITIES:
Payable for investments purchased...........................    49,256,836
Payable for shares of beneficial interest redeemed..........       308,926
Investment advisory fee payable.............................       438,129
Trustees' retirement plan payable...........................       103,406
Accrued expenses............................................       153,520
                                                              ------------
  Total Liabilities.........................................    50,260,817
                                                              ------------
      Net Assets............................................  $667,622,151
                                                              ============
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $    174,821
Paid-in-capital in excess of par............................   649,157,810
Accumulated undistributed net investment income.............     7,840,521
Accumulated net realized loss on investments................    (3,413,281)
Net unrealized appreciation of investments..................    13,862,280
                                                              ------------
      Net Assets............................................  $667,622,151
                                                              ============
Shares outstanding..........................................    17,482,123
                                                              ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................        $38.19
                                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                  (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $27,159)...  $  3,930,392
  Interest..................................................     7,004,365
                                                              ------------
    Total investment income.................................    10,934,757
                                                              ------------
EXPENSES:
  Investment advisory fees..................................     2,778,554
  Trustees' fees and expenses...............................        84,370
  Custodian fees............................................        51,890
  Transfer agent fees.......................................        29,040
  Legal fees................................................        28,326
  Reports to shareholders...................................        25,320
  Audit and tax service fees................................        21,212
  Insurance expense.........................................         2,512
  Miscellaneous.............................................         1,996
                                                              ------------
    Total expenses..........................................     3,023,220
    Less: expense offset....................................          (720)
                                                              ------------
      Net expenses..........................................     3,022,500
                                                              ------------
      Net investment income.................................     7,912,257
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments..........................    (2,656,551)
  Net change in unrealized appreciation/depreciation of
    investments.............................................   (28,915,723)
                                                              ------------
      Net realized and unrealized loss on investments.......   (31,572,274)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(23,660,017)
                                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 2000      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 1999
                                                              -------------   -----------------
OPERATIONS:
Net investment income.......................................  $  7,912,257      $ 10,021,902
Net realized gain (loss) on investments.....................    (2,656,551)       58,154,646
Net change in unrealized appreciation/depreciation of
  investments...............................................   (28,915,723)      (29,206,986)
                                                              ------------      ------------
    Net increase (decrease) in net assets resulting from
      operations............................................   (23,660,017)       38,969,562
                                                              ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................   (10,093,638)      (11,467,176)
Net realized gains..........................................   (56,361,979)      (25,731,928)
                                                              ------------      ------------
    Total dividends and distributions to shareholders.......   (66,455,617)      (37,199,104)
                                                              ------------      ------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................    42,328,331       142,108,078
Reinvestment of dividends and distributions.................    66,455,617        37,199,104
Cost of shares redeemed.....................................  (155,513,419)     (153,697,507)
                                                              ------------      ------------
    Net increase (decrease) in net assets from share
      transactions..........................................   (46,729,471)       25,609,675
                                                              ------------      ------------
      Total increase (decrease) in net assets...............  (136,845,105)       27,380,133
NET ASSETS:
Beginning of year...........................................   804,467,256       777,087,123
                                                              ------------      ------------
End of period (including undistributed net investment income
  of $7,840,521 and $10,021,902, respectively)..............  $667,622,151      $804,467,256
                                                              ============      ============
SHARES ISSUED AND REDEEMED:
Issued......................................................     1,059,374         3,293,544
Issued in reinvestment of dividends and distributions.......     1,877,277           916,460
Redeemed....................................................    (3,883,863)       (3,547,618)
                                                              ------------      ------------
    Net increase (decrease).................................      (947,212)          662,386
                                                              ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

    FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGH OUT EACH PERIOD:

                                                   SIX MONTHS
                                                      ENDED                     YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2000   ----------------------------------------------------
                                                   (UNAUDITED)      1999       1998       1997       1996       1995
                                                  -------------   --------   --------   --------   --------   --------
Net asset value, beginning of year..............      $43.65        $43.74     $42.38     $36.21     $30.14    $20.83
                                                    --------      --------   --------   --------   --------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.........................        0.49          0.56       0.60       0.34       0.43      0.42
  Net realized and unrealized gain (loss)
    on investments..............................       (2.10)         1.47       2.40       7.45       6.31      9.02
                                                    --------      --------   --------   --------   --------   -------
      Total income (loss) from investment
        operations..............................       (1.61)         2.03       3.00       7.79       6.74      9.44
                                                    --------      --------   --------   --------   --------   -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income.........................       (0.58)        (0.65)     (0.33)     (0.40)     (0.41)    (0.13)
  Net realized gains............................       (3.27)        (1.47)     (1.31)     (1.22)     (0.26)       --
                                                    --------      --------   --------   --------   --------   -------
      Total dividends and distributions to
        shareholders............................       (3.85)        (2.12)     (1.64)     (1.62)     (0.67)    (0.13)
                                                    --------      --------   --------   --------   --------   -------
Net asset value, end of period..................      $38.19        $43.65     $43.74     $42.38     $36.21    $30.14
                                                    ========      ========   ========   ========   ========   =======
TOTAL RETURN (1)................................        (3.0)%         5.0%       7.1%      22.3%      22.8%     45.6%
                                                    ========      ========   ========   ========   ========   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...............    $667,622      $804,467   $777,087   $466,791   $180,728   $99,188
Ratio of expenses to average net assets (2).....        0.84%(4)      0.83%      0.82%      0.87%      0.84%(3)    0.66%(3)
Ratio of net investment income to average net
  assets........................................        2.22%(4)      1.27%      1.74%      1.42%      1.66%(3)    1.85%(3)
Portfolio Turnover..............................          84%           50%        37%        32%        27%       22%

------------------------------

(1) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the fiscal years indicated above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, and 0.74% and 1.77%, respectively, for the year ended December 31, 1995.

(4) Annualized

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio (the "Portfolio"), the U.S. Government Income Portfolio, the Mid Cap Portfolio, and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statement and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES --CONTINUED premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits that reduce custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the six months ended June 30, 2000, the Portfolio accrued $36,016 in connection with the Plan.

(2) INVESTMENT ADVISORY AND SUB-ADVISORY FEES

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

(2) INVESTMENT ADVISORY AND SUB-ADVISORY FEES --CONTINUED
Pursuant to a sub-advisory agreement between the Adviser and Pacific Investment Management Co., (the "Sub-Adviser"), the Adviser, out of its investment advisory fee, pays the Sub-Adviser a monthly fee at the annual rate of 0.25% for providing investment advisory services for a portion of the Portfolio's investments. The Sub-Adviser commenced providing these services on March 9, 2000. For the period ended June 30, 2000, the Adviser paid the Sub-Adviser $58,960, of which $15,660 was payable at June 30, 2000.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at June 30, 2000 was $673,688,603. Accordingly, net unrealized appreciation of investments of $13,862,280 was composed of gross appreciation of $47,829,332 for those investments having an excess of value over cost and gross depreciation of $33,967,052 for those investments having an excess of cost over value.

For the six months ended June 30, 2000, purchases and sales of investment securities, other than short-term securities, aggregated $489,616,530 and $535,377,722, respectively.

(4) ACQUISITION OF INVESTMENT ADVISER AND SUB-ADVISER

On May 5, 2000 the general partners of PIMCO Advisors closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory and sub-advisory agreements with OpCap Advisors and Pacific Investment Management Co., respectively. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved new agreements with OpCap Advisors and Pacific Investment Management Co. to become effective upon the closing of the Implementation Agreement.

(5) SPECIAL MEETING OF SHAREHOLDERS

The Portfolio held a special meeting of shareholders on March 3, 2000. Shareholders voted to: 1) approve a new investment advisory agreement between OpCap Advisors and the Portfolio; 2) approve an investment sub-advisory agreement by and among OpCap Advisors and Pacific Investment Management Co.;
3) elect V. Lee Barnes, Paul Y. Clinton, Thomas W. Courtney, Lacy B. Herrmann, Joseph M. La Motta and Theodore Mason as Trustees of the Portfolio; and, 4) ratifiy the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2000.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONCLUDED)

The resulting vote count for each proposal is indicated below.

                                                                                       WITHHHOLD
                                                              AFFIRMATIVE   AGAINST    AUTHORITY
                                                              -----------   --------   ---------
1. Approval of new investment advisory agreement between
   OpCap Advisors and the Portfolio:........................  16,344,349    341,809      956,291
2. Approval of investment sub-advisory agreement by and
   among OpCap Advisors and Pacific Investment Management
   Co.:.....................................................  16,160,276    399,526    1,082,647

3. Election of Trustees:

  V. Lee Barnes.............................................  17,073,497         --      568,952

  Paul Y. Clinton...........................................  17,057,894         --      584,555

  Thomas W. Courtney........................................  17,075,158         --      567,291

  Lacy B. Herrmann..........................................  17,065,252         --      577,197

  Joseph M. La Motta........................................  17,061,167         --      581,282

  Theodore T. Mason.........................................  17,069,268         --      573,181

4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Portfolio's independent accountants for the fiscal year ending December 31, 2000.

                                                              16,769,615   148,572      724,262

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Susan A. Murphy                                       President
Joseph M. LaMotta                                     Trustee & Chairman
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Steven Calabria                                       Vice President
Bernard H. Garil                                      Vice President
Jeffrey J. Hughes                                     Vice President
Eric V. Retzlaff                                      Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
John C. Giusio, Jr.                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis Goldstein                                       Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
Vikki Hanges                                          Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager
Brian S. Shlissel                                     Treasurer
Elliot M. Weiss                                       Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER--MANAGED PORTFOLIO
Pacific Investment Management Co.
840 Newport Center Drive
Newport Beach, CA 92660

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.